Somerset Exchange Fund



Semi-Annual Report
June 30, 2000



The investment objective of Somerset Exchange Fund is to generate long-term returns measured on an after-tax basis (i.e., taking into account taxes payable by shareholders on the Fund's investment income and realized gains) from a diversified portfolio of equity securities.

Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.

Printed on post-consumer recycled paper



Somerset Exchange Fund, June 30, 2000



DEAR SHAREHOLDER

The Fund's total return for the first six months ended June 30, 2000 was -2.76%. Since inception (July 11, 1996) through June 30, 2000, the Fund had a total return of +47.91%. Net assets in Somerset Exchange Fund declined 2.78% during the first half of 2000 from $113,416,787 on December 31, 1999 to $110,258,959 on June 30, 2000.
This decline was accounted for by a combination of two factors. First was the loss in value of the Fund's common stock portfolio, which was valued at $116,261,635 on December 31 1999, but had declined 1.89% to $114,435,144 by June 30, 2000. During the same period, the unmanaged Standard & Poor's 500 Index lost approximately 1.00%. The second factor was the declining value of the Fund's qualifying assets, two privately placed preferred stocks purchased at the Fund's inception. Collectively, these two holdings suffered a decline of nearly $2 million between December 31, 1999 (with a combined value of $22,562,169) and June 30, 2000 (combined value of $20,682,507). Thus, the decline in the Fund's net assets was accounted for about equally by the declining value of the preferred stocks and the declines in the value of the common stock portfolio.

In the Fund's common stock portfolio, declining issues outnumbered advancing issues by about a 3:2 ratio during the first six months of 2000. Although Intel Corporation was the Fund's best-performing stock in this period with a 62% gain, the health care group provided the Fund with its biggest performance gains, as six of the Fund's top 10 performers came from this sector. The best-performing companies within this group were Mid Atlantic Medical Services, Inc. (+62%), Watson Pharmaceuticals, Inc. (+50%), St. Jude Medical, Inc. (+49%), Pfizer Inc. (+48%), Caremark RX, Inc. (+35%) and HEALTHSOUTH Corporation (+33.7%).

On the downside, 20 of the Fund's holdings lost a minimum of one-third of their value in the first six months of 2000. Among these were many high-profile stocks that revealed earnings disappointments during this period. Included in this list were: Parametric Technology Corporation, which declined by 59% in the first half of 2000; The Procter & Gamble Company, which posted a decline of 48%; Motorola, Inc. posted a 41% decline for the period; AT&T Corp. saw its stock price reduced by 38%; and E.I. du Pont de Nemours and Company posted a 34% decline.

The Fund's five-largest common stock holdings at the end of the second quarter were: Watson Pharmaceuticals, Inc., Pinnacle Systems, Inc., Pfizer Inc., General Electric Company and The Walt Disney Company. Collectively, the Fund's holdings of these five companies had a value of almost $29.1 million at June 30, 2000, and these positions accounted for just over 25% of the Fund's common stock portfolio.

Portfolio Matters
At the Fund's inception (July 11, 1996), we initiated two loans for the Fund to purchase $24 million in preferred stock as well as to pay the Fund's initial expenses. We borrowed $25 million based upon the three-month London Interbank Offered Rate (LIBOR), and $3 million was borrowed on the one-year LIBOR rate. The $25 million loan has been rolled over quarterly since inception, but sufficient cash balances were available to allow the Fund to pay down $2 million of the $3 million loan on July 11, 1997, its one-year anniversary, and to pay down an additional $500,000 in the second quarter of 1999. On its third annual rollover, the rate on the remaining one-year loan of $500,000 was reset to 6.38125% (5.78125% plus 0.60% margin), which left the interest rate unchanged.

We anticipate that the Fund will have sufficient liquidity to allow for the repayment of the remainder of the annual loan in the near future. At its second quarter reset on March 15, 2000, the $25 million quarterly loan was rolled over with an interest rate at 6.88125%, an increase of 0.25% (a 0.60% margin is paid on this loan as well) compared with its prior rate. The Fund also entered into a fixed-for-floating interest rate swap agreement with Goldman Sachs Financial Products (GSFP) at inception, on a notional amount of $24 million. The purpose of the swap transaction was to seek to insulate the Fund from the potentially damaging impact on income of rising short-term interest rates arising from the Fund's large borrowings based on these short-term interest rates. It is not anticipated that the swaps will act as a hedge against a decline in the principal value of the preferred stocks resulting from an increase in long-term interest rates. In this structure, the Fund pays a fixed rate of 6.89% (annualized) and receives payments based on the prevailing three-month LIBOR rate are still in place. Both the $25 million loan facility and the interest-rate swap agreements are reset on a quarterly basis, and both have shown similar rate adjustments at each reset period.

Two stock splits occurred during the first quarter of 2000. Pinnacle Systems, Inc. split 2-for-1 on March 27, 2000, increasing the Fund's shares from 120,000 to 240,000. Solectron Corporation split 2-for-1 on March 9, 2000, increasing the Fund's shares from 39,000 to 78,000. There were an additional three stock splits during the year's second quarter. The Chase Manhattan Corporation split 3-for-2 on June 12, 2000, increasing the Fund's shares from 10,000 to 15,000. Motorola, Inc. split 3-for-1 on June 2, increasing the Fund's shares from 31,500 to 94,500, and General Electric Co. split 3-for-1 on May 8, 2000, increasing the Fund's shares from 27,942 to 83,826.

The Fund held 22,500 shares of Rainforest Cafe prior to its expected acquisition by Landry's Seafood on April 26, 2000. Prior to the merger's expected closing date, the shares of Rainforest Cafe were sent back to the contributing shareholder since the merger was structured as a combination of cash and shares of the acquiring company. However, subsequent to the expected closing date, the company cancelled the planned shareholder vote in response to stiff opposition to the merger by several large shareholders. On December 31, 1999, the value of the Fund's shares of Rainforest Cafe was $89,287, which accounts for nearly 5% of the overall decline in the value of the equity portfolio during the first half of 2000.

Sincerely



(Terry K. Glenn)
Terry K. Glenn
President



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager



August 14, 2000



Somerset Exchange Fund, June 30, 2000

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
Common Stock                                                                                  Shares               Percent of
Sectors         Industries                              Investments                            Held      Value     Net Assets
Basic           Aluminum                    ++MAXXAM Inc.                                      64,000   $  1,136,000    1.0%
Materials
                Chemicals                     E.I. du Pont de Nemours and Company              40,000      1,750,000    1.6

                Chemicals--Diverse          ++Airgas, Inc.                                     24,000        136,500    0.1

                Paper & Forest Products       Longview Fibre Company                           29,140        322,361    0.3


Capital         Electrical Equipment          General Electric Company                         83,826      4,442,778    4.0
Goods                                         Honeywell International Inc.                     10,715        360,962    0.3

                Engineering &               ++Jacobs Engineering Group Inc.                    77,250      2,525,109    2.3
                Construction

                Manufacturing                 Dover Corporation                                13,800        559,763    0.5
                                              Tyco International Ltd.                          25,000      1,184,375    1.1

                Pollution Control             World Fuel Services Corporation                  69,000        595,125    0.5


Consumer        Auto Parts                    Bandag, Incorporated (Class A)                    6,200        142,600    0.1
Cyclicals
                Entertainment               ++Pinnacle Systems, Inc.                          240,000      5,396,250    4.9
                                              The Walt Disney Company                          87,000      3,376,687    3.1

                Hotel/Motel                 ++Harrah's Entertainment, Inc.                     40,000        837,500    0.8
                                            ++Park Place Entertainment Corporation             61,300        747,094    0.7
                Household Furniture           Bassett Furniture Industries,
                & Appliances                  Incorporated                                     12,000        150,000    0.1
                                              Leggett & Platt, Incorporated                    86,000      1,419,000    1.3

                Leisure Time                ++Lakes Gaming Inc.                                15,325        134,094    0.1

                Office Equipment &            IKON Office Solutions, Inc.                      10,000         38,750    0.0
                Supplies

                Publishing--Newspaper         Tribune Company                                  28,325        991,375    0.9

                Restaurants                   Bob Evans Farms, Inc.                            50,000        746,875    0.7
                                              Darden Restaurants, Inc.                         18,605        302,331    0.3
                                              McDonald's Corporation                            8,510        280,298    0.3

                Retail--General               Casey's General Stores, Inc.                     30,000        311,250    0.3
                Merchandise

                Retail--Specialty             Amplicon, Inc.                                  125,000      1,187,500    1.1
                                            ++Office Depot, Inc.                               72,000        450,000    0.4
                                              Regis Corporation                                30,000        375,000    0.3
                                            ++Sunglass Hut International, Inc.                 12,000         98,625    0.1

                Specialized Services        ++Catalina Marketing Corporation                   23,000      2,346,000    2.1
                                            ++Modis Professional Services, Inc.                30,600        271,575    0.2
                                              Service Corporation International                12,000         38,250    0.0
                                              The ServiceMaster Company                        82,518        938,642    0.9

                Textiles--Apparel             Russell Corporation                              19,900        398,000    0.4
                Manufacturing


Consumer        Beverages--Soft Drink         The Coca-Cola Company                            13,800        792,638    0.7
Staples                                       Panamerican Beverages, Inc. (Class A)            28,000        418,250    0.4
                                                (US Registered Shares)

                Foods                       ++Agribrands International, Inc.                      600         25,162    0.0
                                              Archer-Daniels-Midland Company                   12,598        123,618    0.1
                                              General Mills, Inc.                               8,000        306,000    0.3
                                              H.J. Heinz Company                               16,200        708,750    0.7
                                              Ralston-Purina Group                             18,000        358,875    0.3

                Household Products          ++Energizer Holdings, Inc.                          6,000        109,500    0.1
                                              The Procter & Gamble Company                     22,162      1,268,775    1.2

                Retail--Food Chains           Albertson's, Inc.                                 7,500        249,375    0.2
                                            ++Safeway Inc.                                     24,000      1,083,000    1.0
                                            ++Smart & Final Inc.                               60,000        461,250    0.4

                Tobacco                       Philip Morris Companies Inc.                     41,013      1,089,408    1.0
                                              UST Inc.                                        100,000      1,468,750    1.3


Energy          Oil--International            Exxon Mobil Corporation                          33,000      2,590,500    2.4


Somerset Exchange Fund, June 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
Common Stock                                                                                  Shares               Percent of
Sectors         Industries                              Investments                            Held      Value     Net Assets
Healthcare      Healthcare--Diversified       Abbott Laboratories                              75,370   $  3,358,676    3.1%
                                              Johnson & Johnson                                19,600      1,996,750    1.8

                Healthcare--Drugs             Pfizer Inc.                                     106,575      5,115,600    4.7
                                            ++Watson Pharmaceuticals, Inc.                    200,000     10,750,000    9.7

                Healthcare--HMOs            ++Caremark Rx, Inc.                               175,000      1,192,187    1.1
                                            ++Mid Atlantic Medical Services, Inc.              21,240        286,740    0.3

                Healthcare--                ++Apria Healthcare Group Inc.                      39,060        478,485    0.4
                Miscellaneous               ++HEALTHSOUTH Corporation                         113,730        817,434    0.8
                                            ++HEARx, Ltd.                                       6,000         22,125    0.0

                Hospital Management         ++Tenet Healthcare Corporation                     25,000        675,000    0.6

                Medical Products            ++St. Jude Medical, Inc.                           50,000      2,293,750    2.1


Interest        Banks--Money Center           The Chase Manhattan Corporation                  15,000        690,937    0.6
Rate
Sensitive       Banks--Regional               First Union Corporation                           8,400        208,425    0.2
                                              Northern Trust Corporation                       37,800      2,459,363    2.2
                                              PNC Bank Corp.                                   18,860        884,063    0.8
                                              Wells Fargo Company                              21,000        813,750    0.7

                Financial--                   Bank One Corporation                             38,451      1,021,355    0.9
                Miscellaneous                 Forest City Enterprises, Inc. (Class A)          66,000      2,202,750    2.0
                                            ++MFN Financial Corporation                           108            668    0.0
                                              MFN Financial Corporation (Series A)
                                              (Warrants) (a)                                      126             32    0.0
                                              MFN Financial Corporation (Series B)
                                              (Warrants) (a)                                      126             32    0.0
                                              MFN Financial Corporation (Series C)
                                              (Warrants) (a)                                      126             32    0.0
                                              SLM Holding Corporation                          14,385        538,538    0.5

                Insurance--Brokers            Marsh & McLennan Companies, Inc.                 13,200      1,378,575    1.3

                Insurance--Multiline          American International Group, Inc.               14,103      1,657,102    1.5

                Insurance--Property           The Commerce Group, Inc.                         50,000      1,475,000    1.3

                Savings & Loan                CCB Financial Corporation                        13,286        491,582    0.5
                                              Washington Mutual, Inc.                          84,672      2,444,904    2.2


Miscellaneous   Miscellaneous               ++Imation Corp.                                       286          8,401    0.0
                                              Minnesota Mining and Manufacturing
                                              Company (3M)                                      2,860        235,950    0.2


Technology      Computer Software           ++Informix Corporation                             13,273         98,718    0.1
                                            ++Parametric Technology Corporation                14,000        154,000    0.1
                                            ++Sungard Data Systems Inc.                        16,200        502,200    0.5

                Computer Systems            ++3Com Corporation                                  6,000        345,750    0.3
                                            ++Agilent Technologies, Inc.                        6,102        450,022    0.4
                                            ++The Cerplex Group, Inc.                           5,350          1,016    0.0
                                              Compaq Computer Corporation                      31,500        805,219    0.7
                                              Hewlett-Packard Company                          16,000      1,998,000    1.8
                                              International Business Machines
                                              Corporation                                      26,000      2,848,625    2.6

                Electronics--               ++GenRad, Inc.                                     25,000        225,000    0.2
                Instruments

                Electronics--                 Intel Corporation                                16,000      2,139,000    1.9
                Semiconductors                Motorola, Inc.                                   94,500      2,746,406    2.5
                                            ++Solectron Corporation                            78,000      3,266,250    3.0

                Telecommunications            AT&T Corp.                                       12,300        388,987    0.4
                                              Lucent Technologies Inc.                         23,003      1,362,928    1.2
                                            ++NCR Corporation                                     512         19,936    0.0
                                            ++WorldCom, Inc.                                   28,903      1,325,925    1.2


Telecommuni-    Utilities--                   ALLTEL Corporation                               35,000      2,167,812    2.0
cations         Telecommunications          ++Commonwealth Telephone Enterprises,
                                              Inc. (Class B)                                   23,333      1,108,318    1.0
                                            ++RCN Corporation                                  70,000      1,771,875    1.6
                                              Telephone and Data Systems, Inc.                 11,300      1,132,825    1.0


Somerset Exchange Fund, June 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

Common Stock                                                                               Shares Held/            Percent of
Sectors         Industries                              Investments                        Face Amount   Value     Net Assets
Transportation  Truckers                    ++FedEx Corp.                                      13,760   $    522,880    0.5%
                                            ++TransFinancial Holdings, Inc.                    34,221         51,332    0.0


Utilities       Utilities--Electric         ++Citizens Communications Company                  26,637        459,488    0.4

                                              Total Investments in Common Stock                          114,435,238  103.8


Preferred       Banks--Foreign                Banesto Holdings (10.50%, Series A)*            476,786     11,681,257   10.6
Stock                                         Indosuez Holdings (10.375%, Series A)*          379,000      9,001,250    8.1

                                              Total Investments in Preferred Stock                        20,682,507   18.7


Short-Term      Commercial Paper**            General Motors Acceptance Corp., 7.13%
Investments                                   due 7/03/2000                                  $646,000        645,616    0.6

                                              Total Investments in Short-Term
                                              Securities                                                     645,616    0.6


                                              Total Investments, at Value                                135,763,361  123.1

                                              Unrealized Appreciation on Interest
                                              Rate Swaps                                                      16,320    0.0

                                              Liabilities in Excess of Other Assets                      (25,520,722) (23.1)
                                                                                                        ------------  ------
                                              Net Assets                                                $110,258,959  100.0%
                                                                                                        ============  ======



             (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
              ++Non-income producing security.
               *The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                Fund.

                See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (cost--$97,630,673)                                               $135,763,361
                    Unrealized appreciation on interest rate swaps                                                16,320
                    Cash                                                                                             456
                    Dividends receivable                                                                         641,759
                    Prepaid expenses and other assets                                                             23,968
                                                                                                            ------------
                    Total assets                                                                             136,445,864
                                                                                                            ------------

Liabilities:        Loans                                                                                     25,500,000
                    Payables:
                      Interest on loans                                                    $    404,044
                      Investment adviser                                                        163,486
                      Administrator                                                              54,496
                      Interest rate swap contracts                                               26,675
                      Commitment fees                                                             2,402          651,103
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        35,802
                                                                                                            ------------
                    Total liabilities                                                                         26,186,905
                                                                                                            ------------

Net Assets:         Net assets                                                                              $110,258,959
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 73,543,421
Consist of:         Undistributed investment income--net                                                       1,299,974
                    Accumulated realized capital losses on investments--net                                   (2,726,187)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                                     (7,257)
                    Unrealized appreciation on investments--net                                               38,149,008
                                                                                                            ------------
                    Net assets--Equivalent to $739.09 per share based on 149,183 shares of
                    beneficial interest outstanding                                                         $110,258,959
                                                                                                            ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000

STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2000
Investment          Dividends                                                                               $  1,762,468
Income:             Discount earned                                                                               15,483
                                                                                                            ------------
                    Total income                                                                               1,777,951
                                                                                                            ------------

Expenses:           Loan interest expense                                                  $    869,134
                    Investment advisory fees                                                    327,889
                    Administrative fees                                                         109,296
                    Interest rate swap expense                                                   79,513
                    Professional fees                                                            44,698
                    Trustees' fees and expenses                                                   7,998
                    Borrowing costs                                                               4,803
                    Printing and shareholder reports                                              4,136
                    Other                                                                         1,631
                                                                                           ------------
                    Total expenses                                                                             1,449,098
                                                                                                            ------------
                    Investment income--net                                                                       328,853
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (316,835)
Unrealized          Change in unrealized appreciation on investments--net                                     (3,161,969)
Loss on                                                                                                     ------------
Investments         Net Decrease in Net Assets Resulting from Operations                                    $ (3,149,951)
--Net:                                                                                                      ============


                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the
                                                                                             Six Months        For the
                                                                                               Ended          Year Ended
                                                                                              June 30,       December 31,
Increase (Decrease) in Net Assets:                                                              2000             1999
Operations:         Investment income--net                                                 $    328,853     $    397,081
                    Realized loss on investments--net                                          (316,835)      (1,675,150)
                    Change in unrealized appreciation on investments--net                    (3,161,969)       1,675,409
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (3,149,951)         397,340
                                                                                           ------------     ------------

Distributions to    Investment income--net                                                     (242,018)        (248,253)
Shareholders:       In excess of realized gain on investments--net                                   --           (7,257)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                               (242,018)        (255,510)
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                   (78,750)      (2,507,802)
Interest                                                                                   ------------     ------------
Transactions:

Net Assets:         Total decrease in net assets                                             (3,470,719)      (2,365,972)
                    Beginning of period                                                     113,729,678      116,095,650
                                                                                           ------------     ------------
                    End of period*                                                         $110,258,959     $113,729,678
                                                                                           ============     ============
                   *Undistributed investment income--net                                   $  1,299,974     $  1,213,139
                                                                                           ============     ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000


STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 2000
Cash Provided       Net decrease in net assets resulting from operations                                    $ (3,149,951)
by Operating        Adjustments to reconcile net decrease in net assets resulting
Activities:         from operations to net cash provided
                    by operating activities:
                      Decrease in receivables                                                                     21,953
                      Increase in payables                                                                        14,977
                      Realized and unrealized loss on investments--net                                         3,478,804
                      Amortization of discount                                                                   (15,426)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    350,357
                                                                                                            ------------

Cash Used for       Proceeds from sales and maturities of short-term investments                              64,569,000
Investing           Purchases of short-term investments                                                      (64,677,351)
Activities:                                                                                                 ------------
                    Net cash used for investing activities                                                      (108,351)
                                                                                                            ------------

Cash Used for       Distributions paid to shareholders                                                          (242,018)
Financing                                                                                                   ------------
Activities:         Net cash used for financing activities                                                      (242,018)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                             (12)
                    Cash at beginning of period                                                                      468
                                                                                                            ------------
                    Cash at end of period                                                                   $        456
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $    852,704
Information:                                                                                                ============

Non-Cash            In-kind redemption of beneficial interest                                               $     78,750
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000


FINANCIAL HIGHLIGHTS
                                                                       For the                                  For the
                                                                         Six                                    Period
                                                                       Months              For the             July 11,
The following per share data and ratios have been derived               Ended             Year Ended           1996++ to
from information provided in the financial statements.                 June 30,          December 31,          Dec. 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $ 761.82   $ 760.86  $ 692.47  $ 516.04   $ 503.02
Operating           Capital charge resulting from issuance
Performance:        of shares                                               --         --        --        --      (3.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, beginning of period,
                    net of capital charges                              761.82     760.86    692.47    516.04     500.00
                                                                      --------   --------  --------  --------   --------
                    Investment income--net                                2.20       2.78      3.29      3.18       2.01
                    Realized and unrealized gain (loss)
                    on investments--net (including discount
                    for restricted securities)                          (23.31)      (.14)    66.62    173.25      14.03
                                                                      --------   --------  --------  --------   --------
                    Total from investments operations                   (21.11)      2.64     69.91    176.43      16.04
                                                                      --------   --------  --------  --------   --------
                    Less distributions:
                      Investment income--net                             (1.62)     (1.63)    (1.52)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.05)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total distributions                                  (1.62)     (1.68)    (1.52)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $ 739.09   $ 761.82  $ 760.86  $ 692.47   $ 516.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (2.76%)+++   .36%    10.10%    34.19%      2.59%+++
Return:                                                               ========   ========  ========  ========   ========
                    Based on net asset value, net of
                    capital charge                                      (2.76%)+++   .36%    10.10%    34.19%      3.21%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                  .91%*     1.09%      .94%      .94%      1.05%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.64%*     2.78%     2.71%     3.13%      3.78%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .60%*      .35%      .46%      .53%       .87%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $110,259   $113,730  $116,096  $106,296   $ 79,315
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .00%       .00%      .00%      .00%       .00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands)                             $ 25,500   $ 25,500  $ 26,000  $ 26,000   $ 28,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $ 25,500   $ 25,766  $ 26,000  $ 27,047   $ 28,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings per share
                    during the period                                 $ 170.86   $ 170.67  $ 169.72  $ 175.89   $ 182.17
                                                                      ========   ========  ========  ========   ========


                  ++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company that makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by Merrill Lynch Investment Managers, L.P. ("MLIM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not generally expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).


Somerset Exchange Fund, June 30, 2000


(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. Distributions of cash in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of .60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLIM whereby MLIM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of .20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLIM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLIM pays US Trust a quarterly fee of .05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLIM out of the administration fee at no additional cost to the Fund.

MLIM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLIM pays to US Trust a quarterly fee of .15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLIM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM or PSI.


3. Investments:
Net realized losses for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments             $  (316,835)   $38,132,688
Interest rate swaps                        --         16,320
                                  -----------    -----------
Total                             $  (316,835)   $38,149,008
                                  ===========    ===========



The Fund has entered into the following interest rate swaps as of June 30, 2000:

                     Interest Received         Interest Paid
Notional          Current                    Current             Expiration
Amount              Rate         Type          Rate      Type       Date

$24,000,000       6.88125%      Variable*      6.89%    Fixed     7/15/2001

*3-month LIBOR at reset date.



As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $104,251,092, all of which related to appreciated securities. The aggregate cost of investments at June
30, 2000 for Federal income tax purposes was $31,512,269.


4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 104 and 3,297 for the six months ended June 30, 2000 and the year ended
December 31, 1999, respectively, as a result of in-kind redemptions.


5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the six months ended June 30, 2000, the average amount borrowed was $25,500,000 and the daily weighted average interest rate was 6.84%. For the six months ended June 30, 2000, facility and commitment fees aggregated approximately $4,800.



Somerset Exchange Fund, June 30, 2000


THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



Somerset Exchange Fund, June 30, 2000


OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
M. Colyer Crum
Laurie Simon Hodrick
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
Fred G. Weiss
Arthur Zeikel

Officers
Terry K. Glenn, President
Robert C. Doll, Jr., Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Investment Managers, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP